UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2022

Twitter, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36164	20-8913779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1355 Market Street, Suite 900

San Francisco, California 94103

(Address of principal executive offices, including zip code)

(415) 222-9670

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000005 per share	TWTR	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

As previously disclosed, on July 8, 2022, Twitter, Inc. (“Twitter”) received a notice of purported termination of the Agreement and Plan of Merger (the “Merger Agreement”) by and among X Holdings I, Inc. (“Parent”), X Holdings II, Inc., a wholly owned subsidiary of Parent (“Acquisition Sub”), and, solely for the purpose of certain provisions of the Merger Agreement, Elon R. Musk. The Merger Agreement provides that, subject to the terms and conditions set forth in the Merger Agreement, Acquisition Sub will merge with and into Twitter (the “Merger”), with Twitter surviving the Merger and becoming a wholly owned subsidiary of Parent. Parent is wholly owned by Mr. Musk.

On July 12, 2022, Twitter filed a complaint in the Delaware Court of Chancery against Mr. Musk, Parent and Acquisition Sub seeking a grant of specific performance ordering Mr. Musk, Parent and Acquisition Sub to specifically perform their obligations under the Merger Agreement and consummate the closing in accordance with the terms of the Merger Agreement. A copy of the complaint is attached as Exhibit 99.1 and is incorporated by reference.

Clearance Notice Under the United Kingdom’s National Security and Investment Act 2021

Additionally, on June 7, 2022, Parent’s legal representative submitted a mandatory notification regarding the Merger to the Investment Security Unit (the “ISU”) within the United Kingdom’s Department for Business, Energy & Industrial Strategy pursuant to the United Kingdom’s National Security and Investment Act 2021 (the “NSI Act”). On June 9, 2022, the ISU notified Parent’s legal representative that it had accepted the mandatory notification for review. On July 13, 2022, the ISU notified Parent’s legal representative and Twitter UK Limited that the Secretary of State had determined that he will be taking no further action in relation to the Merger under the NSI Act.

As of July 13, 2022, stockholder approval of the Merger Agreement is the only remaining approval or regulatory condition to consummating the closing of the Merger under the Merger Agreement.

Additional Information and Where to Find It

On May 17, 2022, Twitter Inc. (“Twitter”) filed a preliminary proxy statement in connection with its Special Meeting of Stockholders (the “Special Meeting”) related to the pending acquisition of Twitter (the “Transaction”). Prior to the Special Meeting, Twitter will furnish a definitive proxy statement to its stockholders, together with a proxy card. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Detailed information regarding the names, affiliations and interests of individuals who are participants in the solicitation of proxies of Twitter’s stockholders is available in Twitter’s preliminary proxy statement.

Stockholders may obtain, free of charge, Twitter’s proxy statement (in both preliminary and definitive form), any amendments or supplements thereto, and any other relevant documents filed by Twitter with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the Special Meeting at the SEC’s website (http://www.sec.gov). Copies of Twitter’s definitive proxy statement, any amendments or supplements thereto, and any other relevant documents filed by Twitter with the SEC in connection with the Special Meeting will also be available, free of charge, at Twitter’s investor relations website (https://investor.twitterinc.com) or by writing to Twitter, Inc., Attention: Investor Relations, 1355 Market Street, Suite 900, San Francisco, California 94103.

Forward-Looking Statements

This communication contains forward-looking statements that involve risks and uncertainties, including statements regarding: the Transaction, including the expected timing of the closing of the Transaction; considerations taken into account by Twitter’s Board of Directors in approving the Transaction; and expectations for Twitter following the closing of the Transaction. If any of these risks or uncertainties materialize, or if any of Twitter’s assumptions prove incorrect, Twitter’s actual results could differ materially from the results expressed or implied by these forward-looking statements. Additional risks and uncertainties include those associated with: the possibility that the conditions to the closing of the Transaction are not satisfied, including the risk that required approvals from Twitter’s stockholders for the Transaction or required regulatory approvals to consummate the Transaction are not obtained; potential litigation relating to the Transaction; uncertainties as to the timing of the consummation of the Transaction; the ability of each party to consummate the Transaction; possible disruption related to the Transaction to Twitter’s current plans and operations, including through the loss of customers and employees; and other risks and uncertainties detailed in the periodic reports that Twitter files with the SEC, including Twitter’s Annual Report on Form 10-K filed with the SEC on February 16, 2022 and Quarterly Report on Form 10-Q filed with the SEC on May 2, 2022, which may be obtained on the investor relations section of Twitter’s website (https://investor.twitterinc.com). All forward-looking statements in this communication are based on information available to Twitter as of the date of this communication, and Twitter does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Complaint in Twitter, Inc. v. Elon R. Musk et. al., C.A. No. 2022-0613-KSJM (Del. Ch.).

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWITTER, INC.

By:	/s/ Vijaya Gadde
Vijaya Gadde Chief Legal Officer and Secretary

Date: July 13, 2022